UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017 (May 4, 2017)

IASIS HEALTHCARE LLC

(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Term Loan Amendment.

On May 4, 2017, IASIS Healthcare LLC (the “Company”), IASIS Healthcare Corporation (“Holdings”), certain of their subsidiaries, the lenders party thereto, JPMorgan Chase Bank, N.A., as the Additional Term B-3 Lender (as defined therein), Wilmington Trust, National Association, as administrative agent (the “Term Agent”), and the other agents named therein entered into an Amendment No. 4 (“Term Amendment No. 4”) to the Amended and Restated Credit Agreement, dated as of May 3, 2011, as amended as of February 17, 2016, among the Company, Holdings, the Term Agent, and each lender from time to time party thereto (as further amended by Term Amendment No. 4, the “Amended and Restated Credit Agreement” and the facility provided thereunder, the “Term Loan Facility”).

Pursuant to Term Amendment No. 4, all of the then-outstanding term loans under the Amended and Restated Credit Agreement were refinanced with term loans (the “Term B-3 Loans”) maturing on February 17, 2021, subject to, if earlier, a springing maturity date of 91 days prior to the maturity date of the 8.375% senior notes due 2019 (the “Senior Notes”) issued pursuant to the Company’s Indenture, dated as of May 3, 2011, by and among the Company, Holdings and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture”), if any of the Senior Notes remains outstanding as of such date. The interest rate margins applicable to the Term B-3 Loans are 4.00%, for LIBOR-based loans, and 3.00%, for base rate loans, with a LIBOR floor of 1.25%. Term Amendment No. 4 also provides for a soft call prepayment premium applicable to certain repricing transactions involving the outstanding Term B-3 Loans. The soft call premium equals 1% of the amount of the Term B-3 Loans that are subject to certain repricing transactions occurring on or prior to May 4, 2018.

In addition, certain of the baskets available to the Company under the negative covenants in its Amended and Restated Credit Agreement are suspended under the Amended and Restated Credit Agreement until such time, if any, as the Company has consummated a qualifying underwritten public offering and achieved a specified total gross leverage ratio.

The foregoing description of Term Amendment No. 4 and the Amended and Restated Credit Agreement is a general description and is qualified in its entirety by reference to the full text of Term Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Revolver Amendment.

On May 4, 2017, the Company, Holdings, the lenders party to the Existing Revolving Credit Agreement (as defined below) as of such date, JPMorgan Chase Bank, N.A., as administrative agent (the “Revolver Agent”), and the other agents named therein, entered into an amendment (“Revolver Amendment No. 1”) to the Revolving Credit Agreement, dated as of February 17, 2016 (the “Existing Revolving Credit Agreement” and, the Existing Revolving Credit Agreement, as amended by Revolver Amendment No. 1, the “Revolving Credit Agreement”), among the Company, Holdings, the lenders party thereto and the Revolver Agent.

Pursuant to Revolver Amendment No. 1, the loans under the Revolving Credit Agreement mature in February 2021 (the “Stated Revolver Maturity Date”), provided that, if prior to the Stated Revolver Maturity Date, (x) any loans are outstanding under the Term Loan Facility on the date that is 91 days prior to the maturity date of at least $100 million of loans under the Term Loan Facility (such date, the “Springing Term Maturity Date”) or (y) any Senior Notes are outstanding under the Indenture on the date that is 91 days prior to the maturity date under the Indenture (such date, the “Springing Notes Maturity Date”), then the maturity date will automatically become the earlier of the Springing Term Maturity Date or the Springing Notes Maturity Date.

The foregoing description of Revolver Amendment No. 1 and the Revolving Credit Agreement is a general description and is qualified in its entirety by reference to the full text of Revolver Amendment No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment No. 4, dated as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation and the other guarantors party thereto, the lenders party thereto, Wilmington Trust, National Association, as administrative agent, and JPMorgan Chase Bank, N.A., as the Additional Term B-3 Lender (as defined therein) and attached thereto as Exhibit A, the Amended and Restated Credit Agreement, dated as of May 3, 2011 as amended as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation, Wilmington Trust, National Association, as administrative agent and collateral agent, and each lender from time to time party thereto.

10.2	Amendment No. 1, dated as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation and the other guarantors party thereto, the lenders as of the date thereof and JPMorgan Chase Bank, N.A., as administrative agent, and attached thereto as Exhibit A, the Revolving Credit Agreement, dated as of February 17, 2016 as amended as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation, JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and L/C Issuer and each lender from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

	By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date: May 8, 2017

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 4, dated as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation and the other guarantors party thereto, the lenders party thereto, Wilmington Trust, National Association, as administrative agent, and JPMorgan Chase Bank, N.A., as the Additional Term B-3 Lender (as defined therein) and attached thereto as Exhibit A, the Amended and Restated Credit Agreement, dated as of May 3, 2011 as amended as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation, Wilmington Trust, National Association, as administrative agent and collateral agent, and each lender from time to time party thereto.

10.2	Amendment No. 1, dated as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation and the other guarantors party thereto, the lenders as of the date thereof and JPMorgan Chase Bank, N.A., as administrative agent, and attached thereto as Exhibit A, the Revolving Credit Agreement, dated as of February 17, 2016 as amended as of May 4, 2017, among IASIS Healthcare LLC, IASIS Healthcare Corporation, JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and L/C Issuer and each lender from time to time party thereto.